UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2014

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On September 24, 2014, URS Corporation, a Delaware corporation (“URS”) commenced a change of control offer to purchase (the “Change of Control Offer”) $400,000,000 principal amount of its 3.850% Senior Notes due 2017 (the “3.850% Notes”) that remain outstanding under the First Supplemental Indenture dated as of March 15, 2012 (the “First Supplemental Indenture”) by and between URS, URS Fox US LP, a Delaware limited partnership and wholly owned subsidiary of URS (“Fox LP”) and U.S. Bank National Association as trustee (the “Trustee”), and $600,000,000 principal amount of its 5.000% Senior Notes due 2022 (the “5.000% Notes” and, together with the 3.850% Notes, the “Notes”) that remain outstanding under the Second Supplemental Indenture dated as of March 15, 2012 (the “Second Supplemental Indenture” and, together with the First Supplemental Indenture, the “Indenture Supplements”) by and between URS, Fox LP and the Trustee.  URS is offering to repurchase the Notes at a purchase price in cash equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest through the date of payment, upon the terms and subject to the conditions of the Change of Control Offer.  The offer will expire at 5:00 p.m., New York City time on October 21, 2014, unless extended by URS in its sole discretion.  As of the date of the commencement of the Change of Control Offer, $1 billion aggregate principal amount of the Notes remained outstanding.

The Change of Control Offer is being made pursuant to Section 4.01 of the Indenture Supplements and is conditioned upon the Change of Control Triggering Event occurring.  A Change of Control is expected to occur on the closing of the merger with AECOM Technology Corporation, which is currently expected to occur on October 17, 2014.  The Change of Control, together with a downgrade of the credit rating of the Notes as set forth in the Indenture Supplements, which is expected to occur concurrently with or promptly following the merger, would constitute a “Change of Control Triggering Event” under the Indenture Supplements.

Cautionary Note Regarding Forward-Looking Statements

The information in this press release includes certain forward-looking statements.  All statements, other than statements of historical or present facts, that address activities, events, outcomes, business strategies and other matters that we plan, expect, intend, assume, believe, budget, predict, forecast, project, estimate or anticipate (and other similar expressions) will, should or may occur in the future are forward-looking statements.  These forward-looking statements represent management’s current belief, based on currently available information, as to the outcome and timing of future events.  They involve known and unknown risks, uncertainties and other factors—many of which we are unable to predict or control—that may cause our actual results, performance or achievements, or industry results, to be materially different from those expressed or implied by forward-looking statements.  Such factors include, but are not limited to, the risks described in the “Risk Factors” section under Item 1A of Part I of our Annual Report on Form 10-K for the fiscal year ended January 3, 2014 and the Form 8-K filed on August 1, 2014, as amended.  Should one or more of these risks and uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.  We specifically disclaim any obligation to update any information contained in a forward-looking statement or any forward-looking statement in its entirety and, therefore, disclaim any resulting liability for potentially related damages.  All forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed change of control transaction, AECOM has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of AECOM and URS that also constitutes a prospectus of AECOM.  Investors and security holders are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC because it contains important information about the proposed transaction.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AECOM by contacting AECOM Investor Relations at 1-213-593-8000.  Investors and security holders may obtain free copies of the documents filed with the SEC by URS by contacting URS Investor Relations at 877-877-8970.  Additionally, information about the transaction is available online at www.aecom-urs.com.

AECOM and URS and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information about AECOM’s directors and executive officers is available in AECOM’s proxy statement for its 2014 Annual Meeting of Stockholders filed with the SEC on January 24, 2014.  Information about URS’s directors and executive officers is available in URS’s proxy statement for its 2014 Annual Meeting of Stockholders filed with the SEC on April 17, 2014.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the merger.  Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions.  You may obtain free copies of these documents from AECOM or URS using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: September 24, 2014	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President and Chief Accounting Officer